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Exhibit 10.23

ASSIGNMENT AND ASSUMPTION AGREEMENT

        THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is made and entered into by and between FIRST MARBLEHEAD EDUCATION RESOURCES, INC. ("FMER"), a Delaware corporation having a principal place of business at 800 Boylston St., 34th Floor, Boston, Massachusetts 02199 and TERI MARKETING SERVICES, INC. ("TMSI"), a Delaware corporation and wholly-owned subsidiary of FMER. All capitalized terms used herein without definition have the meaning set forth in the Marketing Services Agreement by and between TMSI and THE EDUCATION RESOURCES INSTITUTE, INC. ("TERI"), a private non-profit corporation organized under Chapter 180 of the Massachusetts General Laws, with its principal place of business at 31 St. James Ave., Boston, Massachusetts 02116. This Agreement is dated as of and effective as of January 1, 2004.

RECITALS

        WHEREAS, under the Marketing Services Agreement ("Agreement"), TMSI assists TERI in the marketing of TERI-guaranteed loan programs;

        WHEREAS, TMSI desires to assign the performance of its marketing services under the Agreement to FMER and FMER desires to assume the obligations and duties of TMSI under the Agreement.

        NOW THEREFORE, in consideration of the foregoing and the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound, the parties hereto hereby agree as follows:

          1.    Assignment and Assumption.    TMSI hereby assigns to FMER all of its duties, responsibilities, and rights under the Agreement, including without limitation, the performance of Marketing Services. FMER hereby assumes and agrees to perform such duties and responsibilities, subject to the terms and conditions set forth in the Agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above stated.

FIRST MARBLEHEAD EDUCATION RESOURCES, INC.		TERI MARKETING SERVICES, INC.
By:	/s/ RALPH JAMES	By:	/s/ RALPH JAMES
Print Name:	Ralph James	Print Name:	Ralph James
Title:	President	Title:	President
Seen and Agreed: THE EDUCATION RESOURCES INSTITUTE, INC.
By:	/s/ LAWRENCE W. O'TOOLE
Print Name:	Lawrence W. O'Toole
Title:	President

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  Exhibit 10.23